UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): February 14, 2024

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 15, 2024, the board of directors of FOXO Technologies Inc., a Delaware corporation (the “Company”), approved entering into a purchase agreement with ClearThink Capital Partners, LLC, a Delaware limited liability company (“ClearThink”) pursuant to which the Company agreed to issue to ClearThink a promissory note on January 30, 2024 in the principal amount of up to $750,000 (the “Note”). The Note matures on January 30, 2025 and has an interest rate of 12% per annum (22% after the occurrence of an Event of Default, as defined in the Note). 10% of all future purchase notices from the existing Strata Purchase Agreement with ClearThink must be directed toward repayment of the Note until the Note is paid off.

The following is a summary of the “Events of Default”:

●	Failure to pay amounts owed under the Note, including accrued and unpaid interest, at maturity;

●	Uncured breach of covenants;

●	Breach of representations and warranties;

●	Appointment of receiver or trustee;

●	Commencement of bankruptcy, insolvency, reorganization or liquidation proceedings;

●	Delisting of Common Stock from exchange or OTC Markets, if applicable;

●	Failure to comply with reporting under the Exchange Act of 1934, as amended (the “Exchange Act”);

●	Liquidation;

●	Cessation of operations;

●	Restatement of financial statements; or

●	Cross-default of any other agreement with ClearThink.

Item 7.01. Regulation FD Disclosure.

On February 14, 2024, the Company issued a press release announcing it has entered into a non-binding agreement for a proposed merger with M2i Global, Inc. (OTC: MTWO), which specializes in the development and execution of a complete global value supply chain for critical minerals for the U.S. government and U.S. free trade partners, as well as creating a strategic mineral reserve in partnership with the U.S. Federal Government. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange ACt, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibit hereto, is material or that the dissemination of such information is required by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology and include statements regarding the NYSE American Notice and whether the Company will regain compliance with the NYSE American’s continued listing standards. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 14, 2024.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: February 16, 2024	By:	/s/ Mark White
		Name:	Mark White
		Title:	Interim Chief Executive Officer

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